UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2008

MEDTOX SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11394	95-3863205
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

402 West County Road D, St. Paul, Minnesota	55112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 636-7466

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.	Other Events

On June 16, 2008, MEDTOX Scientific, Inc. (the “Company”) was notified that Fortune Small Business magazine ranked the Company (NASDAQ: MTOX) 78th on its annual FSB 100 list of fastest-growing small public companies.

Fortune Small Business ranks the top 100 public companies with annual revenues of less than $200 million and a stock price of more than $1, basing selections on percentage growth in earnings, revenue and stock performance over the past three years.

The FSB 100 list can be found at http://money.cnn.com/magazines/fsb/fsb100/2008/full_list/, or in the July/August 2008 print edition of Fortune Small Business.

The information in this Item 8.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTOX Scientific, Inc.

Date: June 17, 2008	By:	/s/ Richard J. Braun
Name: Richard J. Braun
Title:	Chief Executive Officer

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